Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
January, 1999

Scheduled Maturity                                      12/15/99


Coupon                                                   5.2725%


Excess Protection Level
   3 Month Average   6.94%
     January, 1999   7.61%
     December, 1998   6.77%
     November, 1998   6.43%



Cash Yield                                              20.68%


Investor Charge Offs                                     5.44%


Base Rate                                                7.62%


Over 35 Day Delinquency                                  5.73%


Seller's Interest                                       48.82%


Total Payment Rate                                      11.65%


Total Principal Balance                                $3,647,591,925.48


Investor Participation Amount                          $825,000,000.00


Seller Participation Amount                            $1,780,925,258.7